Supplement, dated January 21, 1998, to the prospectus, dated May 1, 1997, of
                 Seligman Capital Fund, Inc. (the "Fund")


      Effective immediately, the following supersedes and replaces the information contained in the first paragraph set forth in the Fund's prospectus under "Management Services--Portfolio Manager."

      Portfolio Management. Richard R. Schmaltz, who joined the Manager as Managing Director, Director of Investments in September 1996, is primarily responsible for the day-to-day management of the Fund's portfolio as a member of the Seligman Growth Team. From May 1993 to
September 1996, Mr. Schmaltz was Director, Investment Research at Neuberger and Berman. Prior thereto, Mr. Schmaltz was Executive Vice President of McGlinn Capital.

      Mr. Schmaltz is also responsible for the management of Seligman Growth Fund, Inc. and the Seligman Capital Portfolio of Seligman Portfolios, Inc. ("SPI"). Additionally, he is responsible for directing and overseeing the domestic investments of the Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc., and the Seligman Henderson Global Growth Opportunities Portfolio of SPI.



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